UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

LOTTERY.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38508	81-1996183
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

20808 State Hwy 71W, Unit B

Spicewood, Texas 78669

(Address of Principal Executive Offices)

(512) 592-2451

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 26, 2023, Lottery.com Inc. (the “Company”) entered into a credit facility (the “Credit Facility”) with United Capital Investments London Limited (“UCIL”). Each of Matthew McGahan, the Company’s interim Chief Executive Officer and Chair of the Company’s board of directors (the “Board”), and Barney Battles, a member of the Board, have a direct or indirect interest in UCIL. The Credit Facility consists of (a) funding in the principal amount of up to $1,000,000 to be paid in tranches over time and as requested by the Company (the “Initial Loan”), wherein in return for the Initial Loan the Company shall issue to UCIL a number of warrants (the “Warrants”) to purchase shares of the Company’s common stock (“common stock”) in an amount representing at least 4.5% but not exceeding 15% of the Company’s issued and outstanding common stock on the date of such issuance; and (b) an additional credit facility, at the Company’s written request and at UCIL’s sole discretion for an amount up to a total of $49,000,000 in additional financing (the “Accordion”) in subsequent funding tranches. The interest rate on the Initial Loan and the Accordion is 10% per annum. The Credit Facility provides that UCIL may elect, in its sole discretion, to convert an amount of the Initial Loan and the Accordion, together with accrued interest, into shares of common stock at a conversion price calculated in accordance with the terms of the Loan Agreement. In addition, the Credit Facility includes certain customary representations, warranties and events of default subject to customary notice and cure rights. The Credit Facility is represented by a loan agreement, which is dated July 26, 2023 (the “Loan Agreement”). UCIL has started to provide funding as part of the Initial Loan. The foregoing description of the Credit Facility and the Loan Agreement is not complete and is qualified in its entirety by the full text of the Loan Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated by reference herein.

The decision by the Company to enter into the Loan Agreement with UCIL follows an acknowledgment by the Company that it had not received the requisite funding on a timely basis that it expected from Woodford Eurasia Assets Ltd. (“Woodford”), despite the Company making several requests to Woodford for said funding under the Company’s previously disclosed Loan Agreement with Woodford (the “Woodford Loan Agreement”). Moreover, the Board determined that it was in the best interest of the Company and its stockholders to enter into the Loan Agreement with UCIL, as an alternative lender to Woodford, upon receiving an event of default notice on July 21, 2023 (the “Default Notice”) and an event of default and crystallization notice on July 25, 2023 (the “Crystallization Notice”) from Woodford under the Woodford Loan Agreement. On July 24, 2023, the Company responded to the Default Notice disputing that an event of default had occurred given the Company’s earlier announcement that UCIL had agreed to enter into a funding arrangement with the Company. On July 27, 2023, the Company replied to the Crystallization Notice denying that an event of default occurred or continued, and further asserted that Woodford’s attempt for crystallization was inappropriate and unlawful under the Woodford Loan Agreement. Given the uncertainty of the continued financing under the Woodford Loan Agreement, the Board sought to secure and formalize the Company’s alternative funding by entering into the Loan Agreement on July 26, 2023.

Item 8.01. Other Events.

As previously disclosed, on March 13, 2023, the Company was notified by the staff (the “Staff”) at The Nasdaq Stock Market LLC (“Nasdaq”) that it did not comply with Listing Rule 5605(c)(2) (the “Rule”), which requires that the audit committee of the Company’s board of directors consist of at least three members, each of whom is an independent director and meets the heightened independence standards for audit committee members under Nasdaq’s listing rules. On July 26, 2023, the Company received a notice from Nasdaq that the Staff has determined that the Company complies with the Rule (the “Compliance Letter”) based on the appointments of Paul S. Jordan and Tamer T. Hassan to the Company’s Board of Directors and audit committee, as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 20, 2023.

Forward Looking Statements

This Form 8-K contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with Nasdaq’s listing rules, including the bid price requirement, , and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on June 15, 2023, and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Loan Agreement, dated as of July 26, 2023, by and between Lottery.com Inc. and United Capital Investments London Limited.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.Com Inc.

Date: August 1, 2023
	By:	/s/Matthew McGahan
	Name:	Matthew McGahan
	Title:	Interim Chief Executive Officer and Chair of the Board